EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

the quarterly report on Form 10-Q/A of MarilynJean Interactive Inc. for the period ended September 30, 2014 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of MarilynJean Interactive Inc.

Date: November 21, 2014

By:

/s/ Peter Janosi

Peter Janosi

President, Chief Executive Officer, Chief Financial

Officer, Secretary, Treasurer and Director

(Principal Executive Officer, Principal Financial Officer

and Principal Accounting Officer)